[GINTEL LOGO]


GINTEL FUND




ANNUAL REPORT TO
SHAREHOLDERS

DECEMBER 31, 1996

                                  GINTEL FUND

The investment objective is to achieve capital appreciation through investing in equities. The minimum initial investment in the Gintel Fund is $5,000, except for IRA's and Keogh accounts where the minimum initial purchase is $2,000. There is no minimum on additional investments.

                        SUMMARY OF INVESTMENT RESULTS*

                      1996                        31.0%
                      1995                        31.0%
                      1994                       -16.5%
                      1993                         2.0%
                      1992                        24.7%
                      1991                        15.6%
                      1990                        -6.7%
                      1989                        23.8%
                      1988                        29.4%
                      1987                       -14.3%
                      1986                        20.8%
                      1985                        20.0%
                      1984                        -2.6%
                      1983                        34.3%
                      1982                        34.1%
                      1981 (6/10/81-12/31/81)      7.6%

                      Average Annual Total
                      Return Since Inception      15.1%

    *Investment results are net of expenses, with dividends and capital gains reinvested.

Past results offer no assurance as to future performance. The investment return and principal value of an investment will fluctuate, so that an investor's shares when redeemed may be worth more or less than their original cost. The Fund's prospectus contains more complete information and should be read carefully.

                                                                January 23, 1997

Fellow Shareholders:

We are pleased to report that Gintel Fund had another good year in 1996 with an increase in net asset value per share of 31%, after reinvestment of dividends, compared to a similar 31% increase in net asset value per share in 1995. In 1996, Gintel Fund ranked in the top 25 growth funds in the country out of 669 funds, according to Lipper Analytical Services, Inc. At year-end, the Fund held over six percent of its portfolio in net cash equivalents.

Our non-diversified approach to investing was a major contributor to the success of our investment results last year. We have not altered from this strategy in the 15 years since the Gintel Fund has been in existence and will continue to focus on and invest in a selection of internally-researched companies which we think present exceptional investment opportunities.

We are in an age in which new companies and new industries have grabbed investor attention because of the dynamic growth of many new technologies. Many investors have become preoccupied with populating their portfolios with technology stocks. We have structured our portfolio to include more of these investments. We have sizable positions in Checkpoint, C-Cube Microsystems and CheckFree. C-Cube is a leader in digital video compression technology, the core technology enabler for the emerging revolution in digital video, and CheckFree is best-explained in the enclosed article by Cecil Godman, appearing in the December 1996 issue of Equities Magazine. Smaller positions are held in such companies as Intergraph, Adaptec, Atmel, Intel, Cisco Systems, Informix, Xilinx, and Sun Microsystems. We still maintain more traditional long-term investment positions in such industry leaders as Schering Plough, Union Camp, Phelps Dodge, and Federal National Mortgage Association.

We thought it would be helpful to explain what made last year successful for three of our larger holdings. Capstead Mortgage has been a very good investment. The Fund's position was increased substantially during early summer to take advantage of a pricing aberration that occurred as investor concerns over higher interest rates kept the stock price depressed, while the company's fundamentals kept improving. This stock generated a 64% total return for the year.

Chart Industries is a classic turnaround that continues to have a bright outlook. After a very disappointing earnings decline in 1993 and 1994, a new management realigned divisions and implemented several important operating changes. As a result, the company's profitability rebounded substantially in 1995, improved meaningfully in 1996 and continues to present a favorable outlook for 1997. Chart Industries was an investment that went against us at first and took a while to develop; however, from the time it became a significant holding in the Fund, the returns to our shareholders have been extraordinary.

Another major contributor to the Fund's performance in 1996 was Checkpoint Systems. Our investment in Checkpoint was based on our assumptions that crime prevention was a growth industry and that Checkpoint's technology in the electronic article surveillance industry would win out over the industry leader, Sensormatic. Our hopes and expectations came to fruition over the last three years, as Checkpoint won major contracts in the drug store chain industry and began to make serious inroads into the grocery chain markets worldwide, as well. The outlook for the coming several quarters appears good, and we have recently repurchased part of the position that we sold at higher prices in early 1996. We recognized over $9.3 million in long-term capital gains in Checkpoint's common stock in 1996.

Record amounts of capital found their way into the financial markets in 1996, much of it from retirement accounts that were invested mostly in equity mutual funds. This helped to push the Dow Jones Industrial Average to progressively new highs throughout the year. There were plenty of bumps and bruises, but the overall trend was positive for financial markets, with equity investors once again ending up as winners.

Looking ahead to 1997 we see three main factors impacting the financial markets. We expect that economic growth will remain around 2 1/2%, primarily due to moderating growth rates in consumer spending and federal government outlays. We believe that inflation will remain in check as a result of corporations' inability to raise prices due to competitive pressures and a high real interest rate environment. Because of the above factors, we think that corporate profits will experience a more modest 5%-6% growth rate compared to last year's 10% rate of growth.

We see 1997 as a year in which stock selection will be much more important than in any of the past several years. Without the strong earnings gains of recent years, it will be more difficult for the market to improve strictly on valuation. Institutional investors will, therefore, have to be even more selective as to which companies within industry categories will produce the highest earnings, restructuring possibilities, or dividend increases. Balance sheet strength as well as long-term earnings growth and visibility will also be more necessary for higher valuations. On the other hand, near-term disappointments will likely be treated even more severely with a higher degree of downside volatility expected for such companies. We are looking for stocks that will do well despite slower economic growth and potential earnings shortfalls for the broad market.

During the year, Gintel ERISA Fund was merged into Gintel Fund, a combination which we believe benefitted shareholders of both Funds. On December 27, 1996, Gintel Fund shareholders of record as of December 26, 1996, received a dividend of $2.04 per share, representing net investment income and short-term capital gains of $0.55 and long-term capital gains of $1.49 per share. We now offer four of Chase Manhattan Bank's Vista Funds, two money market funds and two income funds, to our shareholders and hope to offer more over the coming months. Our Fund is now offered through Fidelity's FundsNetwork No Transaction Fee (NTF) program and will be available for purchase through brokerage firms on the FUND/SERV Network.

Here's hoping for further gains in 1997.

Cordially,

/s/ ROBERT M. GINTEL        /s/ CECIL A. GODMAN, III       /s/ EDWARD F. CARROLL
Robert M. Gintel            Cecil A. Godman, III           Edward F. Carroll
Chairman                    Investment Manager             Investment Manager

GINTEL FUND Statement of Net Assets                      As of December 31, 1996

NUMBER
OF                                                                                      MARKET
SHARES                                                                  COST**           VALUE
----------------------------------------------------------------------------------------------
                COMMON STOCKS

                TECHNOLOGY-RELATED (21.3%)
                --------------------------
1,400,000       CheckFree Corporation*                             $23,999,036     $23,975,000
  150,000       C-Cube Microsystems Inc.*                            4,455,171       5,540,625
  200,000       Intergraph Corporation                               2,550,681       2,050,000

                MORTGAGE BANKING (20.8%)
                ------------------------
1,125,000       Capstead Mortgage Corporation                       15,985,177      27,000,000
  100,000       Federal National Mortgage Association                  834,712       3,725,000

                DIVERSIFIED MANUFACTURING(13.7%)
                --------------------------------
  720,000       Chart Industries, Inc.                               3,524,370      12,330,000
  175,000       Ogden Corporation                                    3,472,850       3,281,250
   50,000       Tyco International LTD                               1,278,937       2,643,750
   25,000       Johnson Controls, Inc.                               1,195,850       2,071,875

                INSURANCE (7.6%)
                ----------------
  215,000       Mercury General Corporation                          9,393,586      11,287,500

                PAPER -- FOREST PRODUCTS (6.0%)
                -------------------------------
  135,000       Union Camp Corporation                               6,045,107       6,446,250
   52,500       Weyerhaeuser Company                                 2,101,374       2,487,188

                SECURITY PROTECTION SYSTEMS (3.8%)
                ----------------------------------
  225,000       Checkpoint Systems, Inc.                             1,319,578       5,568,750

                PHARMACEUTICAL -- HEALTH CARE (3.1%)
                ------------------------------------
   70,000       Schering-Plough Corporation                          1,638,868       4,532,500

                SAVINGS & LOAN (2.8%)
                ---------------------
  100,000       Charter One Financial Corporation                      675,428       4,200,000

                COPPER PRODUCER (2.3%)
                ----------------------
   50,000       Phelps Dodge Corporation                             2,992,527       3,375,000

                CONSTRUCTION & ENGINEERING (2.0%)
                ---------------------------------
   48,000       Fluor Corporation                                    2,223,496       3,012,000

                RETAIL-RELATED (1.7%)
                ---------------------
   50,000       Mac Frugal's Bargains Close-Outs Inc.*                 675,000       1,306,250
   50,000       Price/Costco Inc.*                                     655,314       1,256,250

                DIVERSIFIED CHEMICAL PRODUCER (1.6%)
                ------------------------------------
   25,000       E. I. du Pont de Nemours and Company                 1,396,470       2,359,375

                BROADCAST EQUIPMENT (1.2%)
                --------------------------
  100,000       Vertex Communications Corporation*                   1,550,000       1,812,500

                TEXTILE--APPAREL (1.1%)
                -----------------------
  890,000       Oneita Industries, Inc.*                             5,670,289       1,557,500

GINTEL FUND Statement of Net Assets (continued)          As of December 31, 1996

NUMBER
OF                                                                                      MARKET
SHARES                                                                  COST**           VALUE
----------------------------------------------------------------------------------------------
                SOFT DRINKS (0.8%)
                ------------------
   40,000       PepsiCo. Inc.                                          696,562       1,170,000

                ENVIRONMENTAL SERVICES (0.6%)
                -----------------------------
  100,000       OHM Corporation*                                       693,749         850,000

                OILFIELD SERVICES (0.5%)
                ------------------------
   19,500       Newpark Resources, Inc.*                               252,695         726,375

                MISCELLANEOUS SECURITIES*** (2.8%)                   3,453,362       4,069,937
                IMPUTED BROKERAGE COMMISSIONS ON
                   SECURITIES OWNED                                    454,000
----------------------------------------------------------------------------------------------
                TOTAL COMMON STOCKS (93.7%)                         99,184,189     138,634,875
----------------------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT
-----------------------------------------------------------------------------------------------
                CASH EQUIVALENTS

10,006,000      Chase Securities, Inc. Repurchase Agreement
                5.95% due 1/2/97 (Collateralized by U.S.
                Government Obligations)                                10,006,000      10,006,000

5,000,000       Associates Corp of North America
                5.47% due 1/8/97                                        5,000,000       5,000,000
-------------------------------------------------------------------------------------------------
                TOTAL CASH EQUIVALENTS (10.2%)                         15,006,000      15,006,000
-------------------------------------------------------------------------------------------------
                TOTAL INVESTMENTS (103.9%)                           $114,190,189     153,640,875
                                                                     ============
                LIABILITIES NET OF OTHER ASSETS (-3.9%)                                (5,735,180)
-------------------------------------------------------------------------------------------------
                NET ASSETS APPLICABLE TO OUTSTANDING SHARES (100.0%)                 $147,905,695
  ===============================================================================================
         Net asset value per share -- based on 8,171,707 shares
         of beneficial interest (offering and redemption price)                            $18.10
  ===============================================================================================

  * Non-income producing investments

 ** Cost basis for Federal income tax purposes

*** Includes 17 investments, some of which are non-income producing investments.

 + Robert Gintel is Chairman of the Board of Oneita Industries and owns 12% of its common stock. As a result, Oneita may be deemed to be an affiliate of the Fund.

The accompanying notes to financial statements are an integral part hereof.

GINTEL FUND Statement of Operations                 Year Ended December 31, 1996

INVESTMENT INCOME:
     Dividends                                                             $ 3,366,228
     Interest                                                                1,267,678
                                                                           -----------
           Total investment income                                           4,633,906
EXPENSES:
     Investment advisory fee (Note C)                        $ 1,147,450
     Administrative expense (Note E)                             791,188
     Other expenses                                              131,804
                                                             -----------
           Total expenses                                                    2,070,442
                                                                           -----------
NET INVESTMENT INCOME                                                        2,563,464
NET REALIZED GAIN ON INVESTMENTS (NOTE E)                     12,803,219
NET INCREASE IN UNREALIZED APPRECIATION OF INVESTMENTS
  (NOTE E)                                                    11,394,619
                                                             -----------
NET GAIN ON INVESTMENTS                                                     24,197,838
                                                                           -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                       $26,761,302
                                                                           ===========

The accompanying notes to financial statements are an integral part hereof.

GINTEL FUND Statements of Changes in Net Assets           Year Ended December 31

                                                              1996            1995
                                                          ------------     -----------
OPERATIONS:
  Net investment income (loss)                            $  2,563,464     $   (60,026)
  Net realized gain on investments                          12,803,219       5,682,632
  Net increase in unrealized appreciation of
     investments                                            11,394,619      19,306,875
                                                          ------------     ------------
     Net increase from operations (Note E)                  26,761,302      24,929,481

DISTRIBUTIONS TO SHAREHOLDERS:
  Investment income                                         (2,653,175)        (51,107)
  Net realized gains from investment                       (12,796,654)     (5,689,197)
                                                          ------------     ------------
     Net decrease from distributions to shareholders       (15,449,829)     (5,740,304)

CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued (Notes G2 and G4)             42,947,300       1,577,646
  Reinvestment of dividends                                 10,384,683       3,363,935
  Cost of shares repurchased                               (13,476,618)    (15,669,171)
                                                          ------------     ------------
     Net increase (decrease) from capital share
        transactions (Note G4)                              39,855,365     (10,727,590)

Total Increase                                              51,166,838       8,461,587
Net Assets - Beginning of Year                              96,738,857      88,277,270
                                                          ------------     ------------
Net Assets - End of Year                                  $147,905,695     $96,738,857
                                                          ============     ============
NET ASSETS CONSIST OF:
  Capital Stock                                           $108,497,397     $78,314,870
  Undistributed net investment losses (Note E)                (356,003)       (266,292)
  Undistributed net realized gains from security
     transactions (Note E)                                      60,615          54,050
  Unrealized appreciation on investments (Note E)           39,703,686      18,636,229
                                                          ------------     ------------
                                                          $147,905,695     $96,738,857
                                                          ============     ============

The accompanying notes to financial statements are an integral part hereof.

GINTEL FUND Condensed Financial Information               Year Ended December 31
  (Per Share Income and Capital Changes)

                                         1996          1995          1994           1993          1992*
-------------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of Year                    $15.37        $12.46        $15.11         $16.45         $13.48
Income from
  Investment Operations
     Net investment income
     (loss)                               .37          (.01)          .04           (.06)           .09
     Net realized and unrealized
       gain (loss) on securities         4.40          3.86         (2.53)           .37           3.23
-------------------------------------------------------------------------------------------------------
  Total from Investment Income           4.77          3.85         (2.49)           .31           3.32
-------------------------------------------------------------------------------------------------------
Less: Distributions
     Net investment income                .35           .01           .04             --            .10
     Capital gains                       1.69           .93           .12           1.65            .25
-------------------------------------------------------------------------------------------------------
Total Distributions                      2.04           .94           .16           1.65            .35
-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year           $18.10        $15.37        $12.46         $15.11         $16.45
=======================================================================================================
Total Return                            31.0%         31.0%        -16.5%           2.0%          24.7%
-------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of year          $147,905,695   $96,738,857   $88,277,270   $136,110,294   $164,620,218
Ratio of operating expenses to
  average net assets (Note D)**          1.8%          2.3%          2.4%           2.2%           1.7%
Ratio of net investment income
  (loss) to average net assets           2.2%          (.1%)          .3%           (.3%)           .9%
Portfolio turnover rate                 61.4%         55.4%         69.6%          50.8%          56.0%
Average commission rate paid               **            **            **             **             **
Shares outstanding, end of year     8,171,707     6,295,777     7,085,466      9,008,802     10,009,980

* The above per share information is based upon a daily average of shares outstanding, which has been restated to reflect the 5.241835/1 split on September 25, 1992.

** The Fund's expense ratio for 1992-1995 includes brokerage commissions on portfolio transactions paid for under the Fund's Administrative Services fee and, therefore, may appear higher than those of other mutual funds. Other mutual funds do not include brokerage commissions in their operating expenses, but instead add them to the cost of securities purchased or deduct them from the proceeds of securities sold. Beginning in 1996 the Fund changed its accounting presentation to extract imputed brokerage commissions from its expense ratio in order to make it easier to compare our Fund to other funds which do not have a similar fee structure. Based upon the imputed brokerage commission calculation the average commission rate paid for 1996 was $.0771 per share.

The accompanying notes to financial statements are an integral part hereof.

GINTEL FUND Notes to Financial Statements                      December 31, 1996

(NOTE A) -- ORGANIZATION:

The Gintel Fund (the "Fund") is a Massachusetts business trust formed under the laws of the Commonwealth of Massachusetts with authority to issue an unlimited number of shares of beneficial interest.

(NOTE B) -- SIGNIFICANT ACCOUNTING POLICIES:

1. Security Valuation:

Investments in securities are valued at the last reported sales price on the last business day of the period, or in the absence of a recorded sale, at the mean of the closing bid and asked price on that date. Short-term investments are valued at cost which approximates market value.

2. Federal Income Taxes:

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and long-term gains to its shareholders. Therefore, only a nominal Federal income tax provision is required.

3. Other:

As is common in the industry, security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized gain or loss on security transactions is determined on the basis of first-in, first-out or specific identification.

(NOTE C) -- INVESTMENT ADVISORY AGREEMENT:

The Fund's Investment Advisory Agreement with Gintel Asset Management, Inc., a related party, provides for the annual fee of 1% based on the daily value of the Fund's net assets. During 1996 the basis of the calculation was changed from daily value of the Fund's net assets during the preceding quarter to monthly in arrears.

(NOTE D) -- ADMINISTRATIVE SERVICES AGREEMENT:

The Fund's Administrative Services Agreement provides that in consideration for the services provided by Gintel & Co., the Fund's Distributor and a related party, and the payment by the Distributor of substantially all of the Fund's expenses, including but not limited to brokerage commissions and operating expenses (but excluding the Investment Advisor's fees, the fees paid to non-interested Trustees, certain transaction costs, interest, taxes and extraordinary expenses), the Distributor would receive an Administrative Services Fee. The Distributor receives a fee of 1.25% of the first $50 million of the average daily net assets of the Fund, 1.125% of the next $50 million of the average daily net assets and 1.0% of the average daily net assets in excess of $100 million. Fees of $15,625 were waived by the Distributor in 1996. The basis of the calculation was changed during 1996 from daily value of the Fund's net assets during the preceding quarter to monthly in arrears.

(NOTE E) -- IMPUTED COMMISSIONS:

During 1996 the Fund changed its accounting presentation to provide for imputed brokerage commissions to be extracted from the Administrative Services Fee and to be applied to the cost of securities sold and held. The Fund has estimated imputed brokerage commissions of 45 basis points of average net assets, which decreased administration expense, and thereby increased net investment income, by $527,000 and decreased realized and unrealized capital gains by $326,000 and $201,000, respectively.

GINTEL FUND Notes to Financial Statements (continued)          December 31, 1996

(NOTE F) -- LINE OF CREDIT:

The Fund has a bank line of credit of $15,000,000. Interest is payable at the Prime Rate. Loans are collateralized by securities owned by the Fund. At December 31, 1996 the Fund had no outstanding borrowings.

(NOTE G) -- OTHER MATTERS:

1. Investments

Unrealized appreciation at December 31, 1996          $44,750,729
Unrealized depreciation at December 31, 1996           (4,846,043)
Imputed Commissions on securities owned                  (454,000)
                                                      -----------
                                                      $39,450,686
                                                      ===========
FOR THE YEAR ENDED DECEMBER 31, 1996
Purchases of securities other than short-term
  investments                                         $74,185,528
Sales of securities other than short-term
  investments                                         $61,581,393

2. Reorganization of Gintel ERISA Fund into Gintel Fund

On September 27, 1996, Gintel ERISA Fund reorganized into Gintel Fund pursuant to a plan of reorganization approved by Gintel ERISA Fund shareholders on September 26, 1996. The reorganization was accomplished by a tax-free exchange of 1,517,126 shares of the Gintel Fund (valued at $30 million) for the 1,278,666 shares of Gintel ERISA Fund outstanding on September 27, 1996. Gintel ERISA Fund's net assets at that date ($30 million), including $2.5 million of unrealized depreciation, were combined with those of Gintel Fund. The aggregate net assets of Gintel Fund and Gintel ERISA Fund immediately before the reorganization were $118,861,253 and $30,100,196, respectively. The combined net assets immediately after the reorganization were $148,961,449.

3. Related Party Transactions

During 1996 Gintel Fund purchased from Gintel ERISA Fund, a related party, $8,141,563 of investment securities and sold to Gintel ERISA Fund $2,493,750 of investment securities. Included in such amounts are $2,660,000 of purchases and $2,493,750 of sales of Oneita Industries, Inc., an entity which may be deemed to be an affiliate of the Fund. The Fund realized $5,920,383 of long-term capital losses on the sale of Oneita Industries, Inc. In addition, as part of the reorganization of Gintel ERISA Fund into Gintel Fund, 225,000 shares of Oneita Industries, Inc., with a cost basis of $3,010,289, were contributed into the portfolio of the Gintel Fund.

4. Capital Stock: (in shares)

                                                       YEAR ENDED DECEMBER 31
                                                      ------------------------
                                                        1996           1995
                                                      ---------     ----------
Shares issued                                           538,198        115,098
Shares issued in connection with acquisition of
  Gintel ERISA Fund                                   1,517,126
Shares reinvested                                       575,010        220,009
Shares repurchased                                     (754,404)    (1,124,796)
                                                      ---------     ----------
           Net increase (decrease)                    1,875,930       (789,689)
                                                      =========     ==========

REPORT OF INDEPENDENT AUDITORS

Board of Trustees and Shareholders
Gintel Fund
Greenwich, Connecticut

We have audited the statement of net assets of the Gintel Fund as of December 31, 1996, and the related statement of operations for the year then ended, statement of changes in net assets for each of the years in the two-year period then ended, and the condensed financial information for each of the years in the five-year period then ended. These financial statements and condensed financial information are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and condensed financial information based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and condensed financial information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and condensed financial information enumerated above present fairly, in all material respects, the financial position of Gintel Fund as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the condensed financial information for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                          Richard A. Eisner & Company, LLP

New York, New York
January 23, 1997

                                INVESTMENT STAFF

ROBERT M. GINTEL
      Robert Gintel has spent his entire business career in the investment industry with more than 40 years of experience as a professional investor. Mr. Gintel is Chairman and Chief Executive Officer of Gintel Asset Management, Inc. He is also Senior Partner and founder of Gintel & Co., a member of the New York Stock Exchange and associate member of the American Stock Exchange, and Chairman of the Board and Chief Executive Officer of Gintel Fund. He holds a B.A. degree from Columbia College and an M.B.A. from the Harvard Business School. Mr. Gintel has served on the Board of Directors of several New York Stock Exchange listed corporations and is currently Chairman of the Board of Oneita Industries, and Vice Chairman of the Board of XTRA Corporation. Mr. Gintel has lectured and written articles on investments and has appeared on Wall Street Week and other television and radio programs.

CECIL A. GODMAN, III
      Mr. Godman joined the Gintel organization in 1985 after spending two years as a securities analyst with First Tennessee Investment Management, Inc., a $1.8 billion asset management subsidiary of First Tennessee National Corporation. He is a General Partner of Gintel & Co. and a director of Gintel Asset Management, Inc. Mr. Godman received his B.A. in Business Administration and Economics from Rhodes College in Memphis in 1982.

EDWARD F. CARROLL
      Mr. Carroll joined Gintel Asset Management, Inc. in 1983 and is a General Partner of Gintel & Co. Previously, Mr. Carroll had his own consulting firm specializing in global energy issues and was on the staff of the Ford Foundation, where he was directly responsible for all energy-related investments. Mr. Carroll's 35-year career includes experience as an analyst with the Wall Street firms, Halle & Steiglitz, Henry Hentz & Company, and E.F. Hutton. He holds a B.G.S. degree from the University of Connecticut.

TIMOTHY J. MCSWEENEY
      Mr. McSweeney joined Gintel Asset Management, Inc. in 1995 as a securities analyst. He received his B.A. in economics from Clark University and his M.B.A. from Northeastern University.

GINTEL FUND TRUSTEES AND OFFICERS

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Robert M. Gintel        Chairman, Trustee, and Chief Executive Officer
                        Chairman and Chief Executive Officer, Gintel Asset Management, Inc.;
                        Senior Partner, Gintel & Co. Limited Partnership; Chairman and
                        Director, Oneita Industries; Vice Chairman and Director, XTRA Corporation.

Thomas H. Lenagh        Trustee
                        Financial Consultant; formerly Chairman and Chief Executive Officer of Greiner Engineering Co.; Director, Adams Express Co., USLife Corp.,
                        ICN Biomedics, Inc., SCI Systems, Inc., Irvine Sensors Corp., CML
                        Inc., Clemente Global, Rexhall Inc.

Francis J. Palamara     Trustee
                        Business Consultant; previously Director and Executive Vice President of ARA Services, Inc.; formerly Executive Vice President and Chief
                        Operating Officer of the New York Stock Exchange, Inc.; Director,
                        Glenmede Fund, XTRA Corporation, Central Tractor Farm & Country.

Russel R. Taylor        Trustee
                        Associate Professor of Management and Marketing, Director of
                        H.W. Taylor Institute of Entrepreneurial Studies, College of New
                        Rochelle; Founder of Russel Taylor, Inc.

Stephen G. Stavrides    Trustee, President, and Treasurer
                        President, Gintel Asset Management, Inc.; General Partner and
                        Chief Operating Officer, Gintel & Co. Limited Partnership.

Donna K. Grippe         Secretary and Assistant Treasurer

                        INVESTMENT ADVISOR                     GINTEL GROUP
                        Gintel Asset Management, Inc.          Chase Global Funds Services Company
                        6 Greenwich Office Park                P. O. Box 2798
                        Greenwich, CT 06831-5197               Boston, MA 02208-2798
                        203 622-6400                           800 344-3092
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